Commitments and Contingencies Commitments and Contingencies (Tables)	9 Months Ended
Sep. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
Unrecorded Unconditional Purchase Obligations Disclosure	The Partnership’s share of commitments to fund equipment installation and other construction contract costs as at September 30, 2021 is as follows:

	Total $	Remainder of 2021 $	2022 $
Certain consolidated LNG carriers (i)	20,557	5,843	14,714
Bahrain LNG Joint Venture (ii)	11,339	—	11,339
	31,896	5,843	26,053

(i)In June 2019, the Partnership entered into an agreement with a contractor to supply reliquefaction equipment on certain of the Partnership's LNG carriers in 2021 and 2022, for an estimated installed cost of $53.5 million. As at September 30, 2021, the estimated remaining cost of these installations was $20.6 million.
(ii)The Partnership has a 30% ownership interest in the Bahrain LNG Joint Venture which has an LNG receiving and regasification terminal in Bahrain. As at September 30, 2021, the Partnership's proportionate share of the estimated remaining cost of $11.3 million relates to the final construction installment on the LNG terminal. The Bahrain LNG Joint Venture has remaining undrawn debt financing of $23.5 million, of which $7.1 million relates to the Partnership's proportionate share of the construction commitments included in the table above.